UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2019

KLDiscovery Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38789	61-1898603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8201 Greensboro Dr. Suite 300 McLean, VA	22102
(Address of principal executive offices)	(Zip Code)

(703) 288-3380

(Registrant’s telephone number, including area code)

Pivotal Acquisition Corp.

c/o Graubard Miller

The Chrysler Building

405 Lexington Avenue, 11th Floor

New York, New York 10174

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Merger Transactions

As previously announced, Pivotal Acquisition Corp. (“Pivotal” or, following the Business Combination (as defined below), “KLDiscovery”), a Delaware corporation, previously entered into an Agreement and Plan of Reorganization, dated as of May 20, 2019, as amended by the (i) Amendment to Agreement and Plan of Reorganization, dated as of October 30, 2019, and (ii) Amendment No. 2 to Agreement and Plan of Reorganization, dated as of December 16, 2019 (the “Merger Agreement”), by and among Pivotal, Pivotal Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Pivotal (“Merger Sub”), LD Topco, Inc., a Delaware corporation (the “Company”), and, solely in its capacity as representative of the stockholders of the Company, Carlyle Equity Opportunity GP, L.P., a Delaware limited partnership (“Carlyle”).

On December 19, 2019 (the “Closing Date”), as contemplated by the Merger Agreement and described in the section titled “Business Combination Proposal” beginning on page 59 of the final prospectus and definitive proxy statement, dated November 20, 2019 (the “Proxy Statement/Prospectus”), Merger Sub merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Pivotal (the “Business Combination”). Each outstanding share of common stock of the Company was converted into the right to receive a pro rata portion of (i) 34,800,000 shares of Pivotal common stock and (ii) 2,200,000 additional shares of Pivotal common stock if during the five-year period following the Closing Date (x) a change of control occurs or (y) the reported closing sale price of Pivotal common stock equals or exceeds $13.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations or other similar actions) for any 20 consecutive trading days.

In connection with the consummation of the Business Combination, each outstanding share of Pivotal’s Class B common stock, par value $0.0001 per share, was converted into one share of Pivotal’s single class of common stock, par value $0.0001 per share. Each outstanding warrant of Pivotal entitles the holder to purchase shares of Pivotal common stock beginning 30 days after the Closing Date.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement and amendments thereto, which are attached hereto as Exhibits 2.1, 2.2 and 2.3, respectively, and are incorporated herein by reference.

Unless the context otherwise requires, references in this Report to “we,” “us,” “our” and the “Company” refer to LD Topco, Inc. and its subsidiaries prior to the Business Combination and KLDiscovery Inc. and its subsidiaries following the Business Combination.

Item 1.01 Entry into a Material Definitive Agreement

Stockholders’ Agreement

On December 19, 2019, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Pivotal and affiliates of Carlyle and Revolution Growth III, LP, a Delaware limited partnership (“Revolution”) entered into the Stockholders’ Agreement (the “Stockholders’ Agreement”). The material terms of the Stockholders’ Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 178 titled “The Business Combination Proposal—Related Agreements—Stockholders’ Agreement.” Such description is qualified in its entirety by the full text of the Stockholders’ Agreement, which is included as Exhibit 10.14 to this current report on Form 8-K (the “Report”) and is incorporated herein by reference.

Founder Lockup Agreement

On December 19, 2019, in connection with the consummation of the Business Combination, 550,000 shares of Pivotal common stock held by Pivotal Acquisition Holdings LLC became subject to an additional lockup that will be released only if the last reported sale price of the common stock equals or exceeds $15.00 for a period of 20 consecutive trading days during the five-year period following the Closing Date. If the last reported sale price of common stock does not equal or exceed $15.00 within five years from the Closing Date, such shares will be forfeited to Pivotal for no consideration.

Registration Rights Agreement

On December 19, 2019, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, the Company’s stockholders, Pivotal Acquisition Holdings LLC, a Delaware limited liability company and an affiliate of certain of Pivotal’s officers and directors, and the other holders of the Class B common stock of Pivotal that were issued prior to Pivotal’s initial public offering (which were converted upon consummation of the Business Combination into Pivotal’s single class of common stock on a one-for-one basis) entered into the Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 178 titled “The Business Combination Proposal—Related Agreements—Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 4.6 to this Report and is incorporated herein by reference.

Convertible Debentures

As previously disclosed, on December 16, 2019, Pivotal entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors identified therein (the “Purchasers”) pursuant to which, among other things, the Purchasers agreed, subject to the consummation of the Business Combination, to purchase from Pivotal 8% convertible debentures due 2024 (the “Debentures”) in an aggregate principal amount of $200 million. The Debentures were issued on December 19, 2019 in a private placement to certain “accredited investors” pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The proceeds of the Debentures were used in part to repay the Company’s outstanding second lien facilities and amounts outstanding under its revolving credit facility.

The Debentures will mature on December 19, 2024 unless earlier converted, redeemed or repurchased. The Debentures will bear interest at an annual rate of 4.00% in cash and 4.00% in kind, payable quarterly on the last business day of March, June, September and December. In addition, on each anniversary of the Closing Date, Pivotal will add to the principal amount (subject to reduction for any principal amount repaid) of the Debentures an amount equal to 3.00% of the original aggregate principal amount of the Debentures outstanding (the “Additional Payment”). The Additional Payment will accrue from the last payment date for the Additional Payment (or the Closing Date if no prior payment has been made), and will also be payable at maturity, upon conversion and upon an optional redemption.

At any time, upon notice as set forth in the Debentures, the Debentures will be redeemable at Pivotal’s option, in whole or in part, at a price equal to 100% of the principal amount of the Debentures redeemed, plus accrued and unpaid interest thereon. In addition, if Pivotal or any of its restricted subsidiaries sells certain assets, under certain circumstances, Pivotal will be required to use the net proceeds to make an offer to purchase the Debentures at an offer price in cash equal to 100% of the principal amount of the Debentures plus accrued and unpaid interest thereon.

Subject to stockholder approval to allow for the full conversion of the Debentures into common stock, the Debentures will be convertible into shares of Pivotal’s common stock at the option of the Purchasers at any time and from time to time at a price of $18 per share, subject to adjustment as set forth in the Purchase Agreement and the Debentures (the “conversion price”). However, in the event Pivotal elects to redeem any Debentures, the holders will have a right to purchase common stock from Pivotal in an amount equal to the amount redeemed at the conversion price.

The Debentures contain covenants that limit Pivotal’s (and its restricted subsidiaries’) ability to, among other things: (i) incur additional debt; (ii) create liens on assets; (iii) engage in certain transactions with affiliates; or (iv) designate Pivotal’s subsidiaries as unrestricted subsidiaries. The Debentures provide for customary events of default, including non-payment, failure to comply with covenants or other agreements in the Debentures and certain events of bankruptcy or insolvency. If an event of default occurs and continues, the holders of at least 25% in aggregate principal amount of the outstanding Debentures may declare the entire principal amount of all the Debentures to be due and payable immediately.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement which is included as Exhibit 4.5 to this Report and is incorporated herein by reference, and the Debentures. A copy of the form of Debenture is attached as Exhibit 4.4 to this Report and is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement

Existing Registration Rights Agreement

In connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Pivotal and its officers and directors, Pivotal Acquisition Holdings LLC, and the other holders of the shares of Class B common stock of Pivotal that were issued prior to Pivotal’s initial public offering agreed to terminate the existing registration rights agreement dated as of January 31, 2019 by and among Pivotal and the other parties named therein (the “Existing Registration Rights Agreement”) and to terminate their rights and obligations thereunder. Accordingly, on December 19, 2019, the Existing Registration Rights Agreement was terminated.

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

Forward-Looking Statements

This Report, or some of the information incorporated herein by reference, contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Report, or in the information incorporated herein by reference, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management.

Forward-looking statements in this Report and in any document incorporated by reference in this Report may include, for example, statements about:

•	the ability to obtain and maintain the listing of KLDiscovery’s securities on an over-the-counter market;

•	the potential liquidity and trading of KLDiscovery’s public securities;

•	the inability to recognize the anticipated benefits of the proposed Business Combination;

•	the ability to operate in highly competitive markets, and potential adverse effects of this competition;

•	risk of decreased revenues if the Company does not adapt its pricing models;

•	the ability to attract, motivate and retain qualified employees, including members of its senior management team;

•	the ability to maintain a high level of client service and expand operations;

•	potential failure to comply with privacy and information security regulations governing the client datasets the Company processes and stores;

•	risk that the Company is unsuccessful in integrating acquired businesses and product lines;

•	potential issues with the Company’s product offerings that could cause legal exposure, reputational damage and an inability to deliver services;

•	the ability to develop new products, improve existing products and adapt the Company’s business model to keep pace with industry trends;

•	the ability to maintain, promote or expand the Company’s brand through effective marketing practices;

•	risk that the Company’s products and services fail to interoperate with third-party systems;

•	results of the United Kingdom’s referendum on withdrawal from the European Union;

•	potential unavailability of third-party technology that the Company uses in its products and services;

•	the ability to maintain effective controls over disclosure and financial reporting that enable the Company to comply with regulations and produce accurate financial statements;

•	potential disruption of the Company’s products, offerings, website and networks;

•	difficulties resulting from the Company’s implementation of new consolidated business systems;

•	the ability to deliver products and services following a disaster or business continuity event;

•	increased risks resulting from the Company’s international operations;

•	potential unauthorized use of the Company’s products and technology by third parties;

•	global economic conditions and the cyclical nature of certain markets the Company serves;

•	exchange rate fluctuations and volatility in global currency markets;

•	consequences of the Company’s substantial levels of indebtedness;

•	the ability to comply with various trade restrictions, such as sanctions and export controls, resulting from its international operations;

•	potential intellectual property infringement claims;

•	the ability to comply with the anti-corruption laws of the United States and various international jurisdictions;

•	potential impairment charges related to goodwill, identified intangible assets and fixed assets;

•	impacts of tax regulations and laws on the Company’s business;

•	a potential litigation involving Pivotal or the Company;

•	costs related to the Business Combination;

•	expectations regarding the time during which the Company will be an “emerging growth company” under the JOBS Act; and

•	other risks and uncertainties indicated in the section titled “Risk Factors” beginning on page 26 of the Proxy Statement/Prospectus and incorporated herein by reference.

The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 26, which is incorporated herein by reference. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The Company’s business is described in the Proxy Statement/Prospectus in the section titled “Business of the Company” beginning on page 138, which is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 26 and are incorporated herein by reference.

Financial Information

The consolidated financial statements of LD Topco, Inc. and its subsidiaries (collectively, the “KLDiscovery Business”) for the six months ended June 30, 2019 and 2018 and the years ended December 31, 2018 and 2017 are set forth in the Proxy Statement/Prospectus beginning on page F-26 and are incorporated herein by reference. The unaudited condensed consolidated financial statements of the KLDiscovery Business for the nine months ended September 30, 2019 and 2018 and as of September 30, 2019 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The unaudited pro forma condensed combined financial information of Pivotal and the KLDiscovery Business as of and for the nine months ended September 30, 2019 and for the year ended December 31, 2018 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations for the nine months ended September 30, 2019 and for the years ended December 31, 2018, 2017 and 2016 is filed herewith as Exhibit 99.3 and incorporated herein by reference.

Properties

The Company’s facilities are described in the Proxy Statement/Prospectus in the section titled “Business of the Company—Properties” beginning on page 149 and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of KLDiscovery’s common stock immediately following the consummation of the Business Combination by:

•	each person known by KLDiscovery to be the beneficial owner of more than 5% of KLDiscovery’s outstanding shares of common stock after the consummation of the Business Combination;

•	each of KLDiscovery’s executive officers and directors; and

•	all of KLDiscovery’s executive officers and directors as a group.

The amount of beneficial ownership for each individual or entity includes (i) shares of common stock issuable upon exercise of KLDiscovery’s warrants, as such warrants will become exercisable 30 days after the consummation of the Business Combination, (ii) shares of common stock issuable upon conversion of KLDiscovery’s Debentures, as the Debentures are convertible by the holders thereof at any time at a price of $18 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations or other similar actions), and (iii) shares of common stock that may be issuable to KLDiscovery’s stockholders if the reported closing sale price of KLDiscovery’s common stock equals or exceeds $13.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations or other similar actions) for any 20 consecutive trading days during the five-year period following the closing of the Business Combination (the “Contingent Shares”), as such conditions may occur within 60 days. The number of shares and percentages of beneficial ownership set forth below are based on 42,528,017 shares of KLDiscovery’s common stock issued and outstanding immediately following the closing of the Business Combination, which does not include any shares issuable upon exercise of warrants or conversion of Debentures or any Contingent Shares.

Beneficial ownership is determined under SEC rules and regulations and generally includes voting or investment power over securities. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Approximate percentage of Outstanding Shares
Directors and Executive Officers(1)
Jonathan J. Ledecky (2)	9,655,889	20.5%
Kevin Griffin (2)(3)	15,563,292	29.5%
Evan Morgan (4)	40,228	*
Richard J. Williams (5)	1,607,823	3.8%
Donna Morea (6)	55,806	*
Christopher J. Weiler (7)	2,248,803	5.3%
Dawn Wilson	—	—
Krystina Jones (8)	134,974	*
Daniel F. Akerson (9)	521,883	1.2%
William Darman	—	—
All executive officers and directors as a group (ten individuals)	20,172,809	42.6%
Five Percent Holders
Pivotal Acquisition Holdings LLC (2)	9,655,889	18.5%
The Carlyle Group L.P. (10)	21,260,970	48.5%
OTPP (11)	7,416,079	15.3%
MGG (12)	5,907,407	12.2%
Revolution (13)	4,357,752	10.2%

*	Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o KLDiscovery Inc., 8201 Greensboro Dr., Suite 300, McLean, Virginia 22102.
(2)

Represents shares held by Pivotal Acquisition Holdings LLC, a Delaware limited liability company, of which each of Ironbound Partners Fund, LLC, an affiliate of Mr. Ledecky, and Pivotal Spac Funding LLC, an affiliate of Mr. Griffin, is a managing member. Includes 4,585,281 shares of common stock that may be acquired upon the exercise of private warrants held by Pivotal Acquisition Holdings LLC, which will become exercisable 30 days after the consummation of the Business Combination. The business address of Pivotal Acquisition Holdings LLC is c/o Graubard Miller, The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174.

(3)

Includes (i) 250,000 shares of common stock held of record and (ii) 5,657,407 shares of common stock that may be acquired upon conversion of Debentures held by investment funds affiliated with MGG Investment Group, LP (“MGG”), which are controlled by Mr. Griffin, the Chief Executive Officer of MGG, and Gregory Racz, the President and Chief Legal Officer of MGG. Each of Mr. Griffin and Mr. Racz disclaims beneficial ownership of the securities held by the investment funds affiliated with MGG.

(4)

Includes (i) 4,984 shares of common stock held by Conifer Partners, (ii) 315 Contingent Shares that may be issuable to Conifer Partners, (iii) 32,852 shares of common stock held by Radcliff Principal Holdings LLC and (iv) 2,077 Contingent Shares that may be issuable to Radcliff Principal Holdings LLC. Mr. Morgan has, or, in the case of the Contingent Shares, will have, voting and dispositive control over such shares of common stock and Contingent Shares.

(5)

Includes (i) 1,512,223 shares of common stock held by Westview Capital Partners and (ii) 95,600 Contingent Shares that may be issuable to Westview Capital Partners. Mr. Williams is a co-managing partner of this entity and has, or, in the case of the Contingent Shares, will have, voting and dispositive control over such shares of common stock and Contingent Shares.

(6)	Includes 52,488 shares of common stock held by Ms. Morea and 3,318 Contingent Shares that may be issuable to Ms. Morea.
(7)	Includes 2,115,090 shares of common stock held by Mr. Weiler and 133,713 Contingent Shares that may be issuable to Mr. Weiler.
(8)	Includes 126,949 shares of common stock held by Ms. Jones and 8,025 Contingent Shares that may be issuable to Ms. Jones.

(9)	Includes 490,852 shares of common stock held by Mr. Akerson and 31,031 Contingent Shares that may be issuable to Mr. Akerson.
(10)

Includes (i) 18,261,123 shares of common stock held of record by CEOF II DE I AIV, L.P., (ii) 1,154,439 Contingent Shares that may be issuable to CEOF II DE I AIV, L.P., (iii) 1,658,789 shares of common stock held of record by CEOF II Coinvestment (DE), L.P., (iv) 104,866 Contingent Shares that may be issuable to CEOF II Coinvestment (DE), L.P., (v) 76,892 shares of common stock held of record by CEOF II Coinvestment B (DE), L.P. (together with CEOF II DE I AIV, L.P. and CEOF II Coinvestment (DE), L.P., the “CEOF Funds”) and (vi) 4,861 Contingent Shares that may be issuable to CEOF II Coinvestment B (DE), L.P. Carlyle Group Management L.L.C. is the general partner of The Carlyle Group L.P., which is a publicly traded entity listed on NASDAQ. The Carlyle Group L.P. is the sole shareholder of Carlyle Holdings I GP Inc., which is the sole member of Carlyle Holdings I GP Sub L.L.C., which is the general partner of Carlyle Holdings I L.P., which is the sole member of TC Group, L.L.C., which is the general partner of TC Group Sub L.P., which is the sole member of CEOF II DE GP AIV, L.L.C., which is the general partner CEOF II DE AIV GP, L.P., which is the general partner of each of the CEOF Funds. Accordingly, each of the foregoing entities may be deemed to share beneficial ownership of the securities held of record by, or that may be issuable to, the CEOF Funds. The address of each of the persons or entities named in this footnote is c/o The Carlyle Group, 1001 Pennsylvania Ave. NW, Suite 220 South, Washington, D.C. 20004-2505.

(11)

Includes 1,478,379 shares of common stock held of record directly by 1397225 Ontario Limited (“1397225”), a wholly owned subsidiary of Ontario Teachers’ Pension Plan Board (“OTPP” and, together with 1397225, the “OTPP Entities”). Also includes (i) 1,411,775 shares of common stock that may be acquired upon the exercise of private warrants held directly by 1397225, which will become exercisable 30 days after the consummation of the Business Combination, and (ii) 4,525,925 shares of common stock that may be acquired upon conversion of Debentures held directly by 1397225. The President and Chief Executive Officer of OTPP has delegated to each of Mr. Christopher Witkowski and Mr. Michael Merkoulovitch the authority to implement disposition decisions with respect to the shares of common stock that are held by or may be acquired by 1397225; however, approval of such decisions is made by senior personnel within the capital markets group of OTPP in accordance with internal portfolio guidelines. Voting decisions are made by personnel within the public equities group of OTPP in accordance with internal proxy voting guidelines. As such, each of Messrs. Witkowski and Merkoulovitch expressly disclaims beneficial ownership of the shares of common stock that are held by or may be acquired by 1397225. The business address of the OTPP is 5650 Yonge Street, Toronto, Ontario M2M 4H5.

(12)

Includes (i) 26,281 shares of common stock held of record and 594,731 shares of common stock that may be acquired upon conversion of Debentures held by MGG Specialty Finance Fund II LP, (ii) 47,773 shares of common stock held of record and 1,081,090 shares of common stock that may be acquired upon conversion of Debentures held by MGG SF Evergreen Fund LP, (iii) 19,334 shares of common stock held of record and 437,518 shares of common stock that may be acquired upon conversion of Debentures held by MGG Canada Fund LP, (iv) 837 shares of common stock held of record and 18,936 shares of common stock that may be acquired upon conversion of Debentures held by MGG Insurance Fund Series Interests of the SALI Multi-Series Fund, L.P., (v) 24,919 shares of common stock held of record and 563,917 shares of common stock that may be acquired upon conversion of Debentures held by MGG SF Evergreen Unlevered Fund LP, (vi) 1,672 shares of common stock held of record and 37,836 shares of common stock that may be acquired upon conversion of Debentures held by MGG SF Drawdown Unlevered Fund II LP, (vii) 33,333 shares of common stock held of record and 754,320 shares of common stock that may be acquired upon conversion of Debentures held by MGG SF Drawdown Unlevered Fund II (Luxembourg) SCSp, (viii) 72,001 shares of common stock held of record and 1,629,348 shares of common stock that may be acquired upon conversion of Debentures held by MGG SF Evergreen Master Fund (Cayman) LP, (ix) 6,787 shares of common stock held of record and 153,590 shares of common stock that may be acquired upon conversion of Debentures held by MGG SF Drawdown Master Fund (Cayman) LP, (x) 12,154 shares of common stock held of record and 275,033 shares of common stock that may be acquired upon conversion of Debentures held by MGG SF Drawdown Unlevered Master Fund II (Cayman) LP and (xi) 4,909 shares of common stock held of record and 111,084 shares of common stock that may be acquired upon conversion of Debentures held by MGG SF Evergreen Unlevered Master Fund II (Cayman) LP (together with MGG Specialty Finance Fund II LP, MGG SF Evergreen Fund LP, MGG Canada Fund LP, MGG Insurance Fund Series Interests of the SALI Multi-Series Fund, L.P., MGG SF Evergreen Unlevered Fund LP, MGG SF Drawdown Unlevered Fund II LP, MGG SF Drawdown Unlevered Fund II (Luxembourg) SCSp, MGG SF Evergreen Master Fund (Cayman) LP, MGG SF Drawdown Master Fund (Cayman) LP and MGG SF Drawdown Unlevered Master Fund II (Cayman) LP, the “MGG Funds”). The business address of the MGG Funds is One Penn Plaza, New York, New York 10119. MGG is the investment advisor to the MGG Funds. Mr. Griffin is the Chief Executive Officer of MGG and Mr. Racz is the President and Chief Legal Officer of MGG. Mr. Griffin and Mr. Racz each disclaim beneficial ownership of the securities held by the MGG Funds.

(13)

Includes 4,098,642 shares of common stock held of record by Revolution Growth III, LP and 259,110 Contingent Shares that may be issuable to Revolution Growth III, LP. Steven J. Murray is the operating manager of Revolution Growth UGP III, LLC, the general partner of Revolution Growth GP III, LP, which is the general partner of Revolution Growth III, LP. Revolution Growth UGP III, LLC, Revolution Growth GP III, LP and Mr. Murray may be deemed to have voting and dispositive power with respect to these shares of common stock and Contingent Shares. The business address of these accounts is 1717 Rhode Island Avenue, NW, 10th Floor, Washington, D.C. 20036.

Directors and Executive Officers

The Company’s directors and executive officers after the consummation of the Business Combination are described in the Proxy Statement/Prospectus in the section titled “The Director Election Proposal—Information about Executive Officers, Directors and Nominees” beginning on page 100 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of the Company’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation—Company Named Executive and Director Compensation—Executive Officer Compensation” beginning on page 107 and that information is incorporated herein by reference.

Information regarding the Company’s compensation committee as required by paragraph (e)(4) of Item 407 of Regulation S-K is described in the Proxy Statement/Prospectus in the section titled “The Director Election Proposal—Compensation Committee Interlocks and Insider Participation” beginning on page 106 and that information is incorporated herein by reference.

Director Compensation

The compensation of the Company’s directors is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation—Company Named Executive Officer and Director Compensation—2018 Director Compensation Table” beginning on page 111 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

The certain relationships and related person transactions of the Company are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 175 and are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Business of the Company—Legal Proceedings” beginning on page 151, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Company has applied to designate its common stock and warrants for trading on the OTCQX market under the symbols “KLDI” and “KLDIW,” respectively, subject to ongoing review of the Company’s satisfaction of all listing criteria post-business combination, in lieu of the Class A common stock, warrants and units of Pivotal that were previously listed on the New York Stock Exchange (“NYSE”). The Company has not paid any cash dividends on its shares of common stock to date. It is the present intention of the Company’s board of directors to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the Company’s board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends subsequent to the Business Combination will be within the discretion of the Company’s board of directors. Further, the ability of the Company to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

Information relating to Pivotal’s common stock and warrants and related stockholder matters are described in the Proxy Statement/Prospectus in the sections titled “Description of Pivotal’s Securities after the Merger” on page 179 and “Information on Pivotal Securities and Dividends” on page 185 and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of the Company’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of Pivotal’s Securities after the Merger” on page 179 and is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the closing of the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by the Company of certain expenses and costs relating to claims, suits or proceedings arising from service to the Company or, at its request, service to other entities, as officers or directors to the maximum extent permitted by applicable law. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.13 and is incorporated herein by reference.

Further information about the indemnification of the Company’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Description of Pivotal’s Securities after the Merger—Limitation on Liability and Indemnification of Officers and Directors” beginning on page 183 and is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure contained in Item 4.01 of this Report, which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Report under the heading “Convertible Debentures” is incorporated by reference into this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 19, 2019, Pivotal received a written notice from the staff of NYSE Regulation of the NYSE indicating that it had determined to delist Pivotal’s common stock, units and warrants from the NYSE pursuant to Sections 802.01B and 102.01A of the NYSE Listed Company Manual. The staff’s determination to delist Pivotal’s securities was based on Pivotal’s failure to satisfy the initial listing requirement to have 400 minimum shareholders of 100 shares or more as of the consummation of the Business Combination.

Trading of Pivotal’s common stock, units and warrants was suspended effective as of 4:00 p.m. on December 18, 2019. The NYSE will apply to the Securities and Exchange Commission to delist Pivotal’s common stock, units, and warrants upon completion of all applicable procedures, including any appeal by Pivotal of the staff’s delisting determination. Pivotal does not intend to appeal the staff’s determination and, accordingly, Pivotal expects that its common stock, units and warrants will be delisted.

Pivotal has applied to designate its common stock and warrants for trading on the OTCQX Market. Pivotal can provide no assurance that its common stock or warrants will commence or continue to trade on the OTCQX Market, that broker-dealers will commence or continue to provide public quotes of Pivotal’s common stock and warrants on the OTCQX Market, or that the trading volume of Pivotal’s common stock and warrants will be sufficient to provide for an efficient and liquid trading market.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Report under the heading “Convertible Debentures” is incorporated by reference into this Item 3.02.

As described in Item 1.01 of this Report under the heading “Convertible Debentures,” on the Closing Date Pivotal offered and sold the Debentures to the Purchasers in a private placement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Neither the Debentures nor the underlying shares of common stock (or shares subject to purchase by the Purchasers following an optional redemption) have been registered under the Securities Act or may be offered or sold in the United States absent registration or an applicable exemption from registration requirements. In addition, in connection with the issuance of the Debentures and pursuant to the Purchase Agreement, Pivotal issued and sold to certain of the Purchasers an aggregate of 2,097,974 shares of Pivotal’s common stock and 1,764,719 warrants to purchase shares of Pivotal’s common stock in a private placement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Neither such shares nor such warrants (or the shares of common stock for which the warrants are exercisable) have been registered under the Securities Act or may be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Pivotal does not intend to file a shelf registration statement for the resale of the Debentures, any shares of common stock issuable pursuant to the terms of the Debentures or any shares of common stock or warrants to purchase common stock sold or issuable pursuant to the terms of the Purchase Agreement.

This Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 3.03 Material Modification to Rights of Security Holders.

On the Closing Date, KLDiscovery filed the Second Amended and Restated Certificate of Incorporation of KLDiscovery (the “A&R Certificate”) with the Secretary of State of the State of Delaware. The material terms of the A&R Certificate and the general effect upon the rights of holders of the Company’s capital stock are set forth in the Proxy Statement/Prospectus in the section titled “The Charter Proposals” beginning on page 97, which information is incorporated herein by reference. A copy of the A&R Certificate is filed as Exhibit 3.1 to this Report and is incorporated herein by reference.

In addition, upon the consummation of the Business Combination, pursuant to the terms of the Merger Agreement, KLDiscovery amended and restated its bylaws. A copy of KLDiscovery’s Amended and Restated Bylaws is filed as Exhibit 3.2 to this Report and is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 22, 2019, the audit committee of KLDiscovery’s board of directors approved a resolution appointing Ernst & Young LLP (“E&Y”) as KLDiscovery’s independent registered public accounting firm to audit KLDiscovery’s consolidated financial statements for the fiscal year ended December 31, 2019, replacing Marcum LLP, which was dismissed from its role as Pivotal’s independent registered public accounting firm, effective immediately.

Marcum LLP’s report on Pivotal’s financial statements for the period from August 2, 2018 (inception) through December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, at no point during the period from August 2, 2018 (inception) through December 31, 2018 and the subsequent interim period through the Closing Date were there any (a) disagreements with Marcum LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Marcum LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, or (b) “reportable events” as that term is defined in Item 304(a) (1)(v) of Regulation S-K.

KLDiscovery has provided Marcum LLP with a copy of the foregoing disclosure and has requested that Marcum LLP furnish KLDiscovery with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of Marcum LLP’s letter to the SEC will be filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through the Closing Date, Pivotal did not consult with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.01. Changes in Control of Registrant.

The disclosure set forth under the Introductory Note and in Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

Upon the consummation of the Business Combination, and in accordance with the terms of the Merger Agreement, each of Jonathan J. Ledecky and James H.R. Brady resigned as executive officers of Pivotal. Effective upon the consummation of the Business Combination, each of Efrat Epstein and Katrina Adams resigned as directors of Pivotal.

The information set forth in the sections entitled “Directors and Executive Officers” and “Executive Compensation” in Item 2.01 of this Report is incorporated herein by reference.

KLDiscovery Inc. 2019 Incentive Award Plan

At Pivotal’s annual meeting, Pivotal’s stockholders considered and approved the KLDiscovery Inc. 2019 Incentive Award Plan (the “2019 Plan”), which is outlined in the Proxy Statement/Prospectus in the section titled “The Incentive Plan Proposal” beginning on page 116 and is incorporated herein by reference.

Such summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the 2019 Plan, which is included as Exhibit 10.1 to this Report and is incorporated herein by reference.

As disclosed in the Proxy Statement/Prospectus in the sections titled “The Incentive Plan Proposal” and “Executive Compensation—Pivotal Executive Officer and Director Compensation Following the Business Combination—Stock-Based Awards,” it was initially anticipated that, in connection with the Business Combination, awards under the 2019 Plan covering an aggregate of approximately 5,000,000 shares of common stock would be awarded and that certain of the Company’s executive officers would receive awards of restricted stock units in connection with the Business Combination. These awards were ultimately not made.

KLDiscovery Inc. 2019 Employee Stock Purchase Plan

At Pivotal’s annual meeting, Pivotal’s stockholders considered and approved the KLDiscovery Inc. 2019 Employee Stock Purchase Plan, which is outlined in the Proxy Statement/Prospectus in the section titled “The ESPP Proposal” beginning on page 123 and is incorporated herein by reference.

Such summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the KLDiscovery Inc. 2019 Employee Stock Purchase Plan, which is included as Exhibit 10.12 to this Report and is incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, Pivotal ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal” beginning on page 59, which is incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 to this Report is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The consolidated financial statements of the KLDiscovery Business for the six months ended June 30, 2019 and 2018 and years ended December 31, 2018 and 2017 are set forth in the Proxy Statement/Prospectus beginning on page F-26 and are incorporated herein by reference. The unaudited condensed consolidated financial statements of the KLDiscovery Business for the nine months ended September 30, 2019 and 2018 and as of September 30, 2019 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the KLDiscovery Business as of and for the nine months ended September 30, 2019 and for the year ended December 31, 2018 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated as of May 20, 2019, by and among Pivotal Acquisition Corp., Pivotal Merger Sub Corp., LD Topco, Inc., and Carlyle Equity Opportunity GP, LP (solely as representative of the stockholders of LD Topco, Inc.) (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed May 21, 2019)

2.2	Amendment to Agreement and Plan of Merger, dated as of October 30, 2019, by and among Pivotal Acquisition Corp., Pivotal Merger Sub Corp., LD Topco, Inc., and Carlyle Equity Opportunity GP, LP (solely as representative of the stockholders of LD Topco, Inc.) (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed November 1, 2019)

2.3	Amendment No. 2 to Agreement and Plan of Reorganization, dated as of October 30, 2019, as amended on October 30, 2019, by and among Pivotal Acquisition Corp., Pivotal Merger Sub Corp., LD Topco, Inc. and Carlyle Equity Opportunity GP, L.P. (solely as representative of the stockholders of LD Topco, Inc.) (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed December 17, 2019)

3.1	Second Amended and Restated Certificate of Incorporation of KLDiscovery Inc.

3.2	Amended and Restated Bylaws of KLDiscovery Inc.

4.1	Specimen Common Stock Certificate of KLDiscovery Inc.

4.2	Specimen Warrant Certificate of KLDiscovery Inc.

4.3	Warrant Agreement between Continental Stock Transfer & Trust Company and Pivotal Acquisition Corp. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed February 1, 2019)

4.4	Form of 8.00% Convertible Debenture due 2024

4.5	Securities Purchase Agreement, dated as of December 16. 2019, by and among Pivotal Acquisition Corp. and the Purchasers named therein (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed December 17, 2019)

4.6	Registration Rights Agreement, dated December 19, 2019, by and among Pivotal Acquisition Corp., affiliates of Carlyle Equity Opportunity GP, L.P. and Revolution Growth III, LP and certain other signatories thereto

10.1	KLDiscovery Inc. 2019 Incentive Award Plan

10.2	Employment Agreement, dated as of September 30, 2011, between LDiscovery, LLC and Christopher Weiler (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-4 (File No. 333-232238) filed on Form 8-K filed June 21, 2019)

10.3	Offer Letter, dated as of September 30, 2006, between LegisDiscovery, LLC and Krystina Jones (incorporated by reference to Exhibit 10.10 to the Registration Statement on Form S-4 (File No. 333-232238) filed on Form 8-K filed June 21, 2019)

10.4	Offer Letter, dated as of August 25, 2017, between KrolLDiscovery and Dawn Wilson (incorporated by reference to Exhibit 10.11 to the Registration Statement on Form S-4 (File No. 333-232238) filed on Form 8-K filed June 21, 2019)

10.5	First Lien Credit Agreement, dated as of December 9, 2016, among LD Intermediate Holdings, Inc. and LD Lower Holdings, Inc., as co-borrowers, LD Topco, Inc., as Holdings, Royal Bank of Canada, as administrative agent, collateral agent, swing line lender and L/C issuer, the other lenders party thereto, and RBC Capital Markets and TD Securities (USA) LLC, as joint lead arrangers and joint bookrunners (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-4 (File No. 333-232238) filed on Form 8-K filed June 21, 2019)

10.6	Second Lien Credit Agreement, dated as of December 9, 2016, among LD Intermediate Holdings, Inc. and LD Lower Holdings, Inc., as co-borrowers, LD Topco, Inc., as Holdings, Royal Bank of Canada, as administrative agent and collateral agent, the other lenders party thereto, and RBC Capital Markets, Northwestern Mutual Investment Management Company, LLC and TD Securities (USA) LLC, as joint lead arrangers and joint bookrunners (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-4 (File No. 333-232238) filed on Form 8-K filed June 21, 2019)

10.7	Software License Agreement, dated as of January 1, 2018, between LDiscovery, LLC and Relativity ODA LLC (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4 (File No. 333-232238) filed on Form 8-K filed July 26, 2019)

10.8	KLDiscovery Inc. 2019 Incentive Award Plan – Form of Stock Option Agreement (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4 (File No. 333-232238) filed on Form 8-K filed September 16, 2019)

10.9	KLDiscovery Inc. 2019 Incentive Award Plan – Form of Restricted Stock Unit Agreement (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 (File No. 333-232238) filed on Form 8-K filed September 16, 2019)

10.10	KLDiscovery Inc. 2019 Incentive Award Plan – Form of Restricted Stock Agreement (incorporated by reference to Exhibit 10.17 to the Registration Statement on Form S-4 (File No. 333-232238) filed on Form 8-K filed September 16, 2019)

10.11	KLDiscovery Inc. Non-Employee Director Compensation Program (incorporated by reference to Exhibit 10.18 to the Registration Statement on Form S-4 (File No. 333-232238) filed on Form 8-K filed September 16, 2019)

10.12	KLDiscovery Inc. 2019 Employee Stock Purchase Plan

10.13	Form of Indemnification Agreement

10.14	Stockholders’ Agreement, dated December 19, 2019, by and among Pivotal Acquisition Corp., affiliates of Carlyle Equity Opportunity GP, L.P. and Revolution Growth III, LP and certain other signatories thereto

16.1	Letter from Marcum LLP to the Securities and Exchange Commission.

21.1	List of Subsidiaries

99.1	Unaudited consolidated financial statements of the KLDiscovery Business for the nine months ended September 30, 2019 and 2018 and as of September 30, 2019

99.2	Unaudited pro forma condensed combined financial information of Pivotal and the KLDiscovery Business as of and for the nine months ended September 30, 2019

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the KLDiscovery Business for the nine months ended September 30, 2019 and for the years ended December 31, 2018, 2017 and 2016

+

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

*	Certain confidential information contained in this agreement has been omitted because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLDiscovery Inc.

Date: December 26, 2019	By:	/s/ Christopher J. Weiler
	Name:	Christopher J. Weiler
	Title:	Chief Executive Officer